UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05898

Morgan Stanley Prime Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2007

Date of reporting period:	September 30, 2007

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Prime Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

This material must be preceded or accompanied by a prospectus for the Trust being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended September 30, 2007

Market Conditions

The fiscal year under review can be divided into two distinct periods. The first, from October 2006 through June 2007, was very favorable for the senior loan asset class. Economic growth was solid, corporations continued to exhibit healthy profits, strong cash flows and balance sheets, and default rates remained low. At the same time, demand for senior loans was robust as both traditional and non-traditional investors continued to be active participants in the market, which served to enhance liquidity and allowed loans, on average, to continue trading above par. Merger and acquisition and leveraged buyout activity (LBO) remained strong, which helped fuel a significant increase in new issue supply. Most of these new loan deals were more aggressively structured in that they were more highly leveraged and fewer had covenant protection. Throughout this period, yield spreads in the senior loan market generally narrowed. In all, it was a very good nine-month period throughout which the senior loan market performed well.

In July, however, the environment dramatically changed as contagion from the troubled subprime mortgage market led to an increasingly illiquid and volatile market across all asset classes. While the strong credit fundamentals of the senior loan market remained intact, the technical picture did not. Demand for senior loans diminished as the creation of new collateralized loan obligations (CLO) came to a halt (many of the investors in these obligations were the same investors in the mortgage market). In addition, many non-traditional loan investors such as hedge funds and hybrid funds who had exposure to the subprime market saw the value of those assets decline, which caused many of these investors to reduce or eliminate their senior loan holdings in order to raise needed cash. This created significant selling pressure within the senior loan market. Concurrently, the surge in LBO activity fueled the visible supply, or forward calendar, of new senior loans. The abundant supply coupled with the significant decrease in demand led to weaker prices for existing loans trading in the secondary market. In the primary market, spreads widened considerably and new loan transactions became more tightly (less aggressively) structured.

In the last weeks of the period, however, conditions began to improve. Following the 50 basis point cut in the target federal funds rate in mid-September, the market began to stabilize, liquidity showed some improvement, demand for senior loans picked up again, and original issue discounts (the discount from par at which new loans are issued) narrowed slightly.

Performance Analysis

For the 12-month period ended September 30, 2007, Morgan Stanley Prime Income Trust returned 3.57 percent, assuming no deduction of applicable early withdrawal charges. The Trust's net asset value (NAV) decreased from $9.04 to $8.72 per share during this period. Comparatively, for the same 12-month period, the Lipper Loan Participation Funds Average* returned 3.80 percent.

We have continued to manage the Trust according to our bottom-up, research intensive approach, seeking loans with strong credit fundamentals. Throughout the reporting period, we favored companies with good profit margins, attractive balance sheet characteristics, a demonstrated ability to service their debts, and solid demand for their products and services. To attempt to limit downside risk, we closely analyzed the collateral security underlying their debts. In addition, the portfolio was well diversified across major sectors of the senior loan market.

We continued to take a conservative, long-term investment approach, which led us to maintain the Trust's smaller allocation to higher risk, high yield investments relative to those of its Lipper peer group. This conservative posture was the primary contributor to the Trust's relative underperformance for the overall period as riskier assets outperformed for much of the period. However, it was beneficial later in the period when the risk-averse tone of the market helped boost the performance of higher quality securities. Additionally, the Trust currently does not use leverage whereas many funds in its Lipper peer group do employ leverage. The fact that the Trust was not levered was additive to performance as it helped the Trust better weather the downturn in the market late in the period.

We continued to favor names in less cyclical sectors including food and beverage and consumer products, and increased the Trust's allocation to certain service sectors such as financial service and insurance companies. In particular, we added names in information processing and checking payment processing. In the first half of the fiscal year, we added to positions in the aerospace and defense sectors, as well as the energy sector, where valuations were attractive. However, in the last half of the period we maintained the Trust's allocation to these sectors, choosing not to continue adding to them based on both our more conservative overall stance as well as the fact that transactions here had become smaller and less attractive.

The Trust has never had direct exposure to the subprime mortgage market; however certain holdings may be vulnerable to further weakening in that market. We continue to closely monitor changes in the situation and remain quite cautious regarding the housing sector in general. We also remain very focused on adding only new loans that we believe have superior structures and minimizing exposure to transactions with limited financial covenants.

In closing, although the last quarter of the reporting year was a very difficult period, not only for the senior loan asset class, but for virtually all sectors of the fixed income and equity market, we are encouraged by the improvements in the loan market in recent weeks. As of this writing, market technicals, while still choppy, are certainly more stable than one month ago and fresh pools of capital are being raised, allowing new buyers to step into the senior loan market. We believe it is important to reiterate that the recent price volatility in the senior loan market was the result of a technical correction rather than a deterioration of credit. In fact, credit quality remains strong and default rates are still near record lows. The Trust's default rate remained below the market average, and as of the end of the period stood at 0.46 percent. Looking ahead, we believe we will continue to see ongoing improvements in the market and that the Trust is well positioned to take advantage of new opportunities as they arise.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

* The Lipper Loan Participation Funds Average tracks the performance of all funds in the Lipper Loan Participation Closed-End Funds classification. The average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

PORTFOLIO COMPOSITION
Senior Loans/Notes	99.4%
Short-Term Investments	0.4
Stocks	0.2

Data as of September 30, 2007. Subject to change daily. All percentages for portfolio composition are as a percentage of total investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

Under normal market conditions, the Trust will invest at least 80 percent of its total assets in Senior Loans. The Trust currently intends to limit its investments in Senior Notes to no more than 20 percent of its total assets. The Trust may invest up to the remaining 20 percent of its total assets in cash or short-term high quality money market instruments, credit linked deposits, junior debt securities or securities with a lien on collateral that is lower than a senior claim on collateral, and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral. The Trust may invest without limitation in Senior Loans which are made to non-U.S. borrowers that are U.S. dollar denominated and may invest up to 20 percent of its total assets in Senior Loans or other debt securities that are non-U.S. dollar denominated, provided that the borrower or any such loan meets the credit standards established by the Investment Adviser. The Trust's investments in high quality debt securities will have remaining maturities of one year or less, although it is anticipated that the high quality debt securities in which the Trust invests will normally have remaining maturities of 60 days or less. Such securities may include commercial paper rated at least in the top two rating categories of either Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or unrated commercial paper considered by the Investment Adviser to be of similar quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. High quality debt securities and cash may comprise up to 100 percent of the Trust's total assets during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Senior Loans are not available for investment by the Trust or prevailing market or economic conditions warrant.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Trust attempts to eliminate duplicate mailings to the same address. The Trust delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust's performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Turst's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Trust's management fee and noted that the fee, as a percentage of the Trust's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Trust's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Trust's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Trust and the Adviser

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

General Conclusion

On April 25, 2007, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year until April 30, 2008. On June 20, 2007, the Board again considered and weighed all of the above factors and concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement to continue until June 30, 2008.

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (a) (97.7%)
	Advertising/Marketing Services (0.5%)
$6,211	Affinion Group, Inc.	7.65 - 8.00%	10/17/12	$6,092,381
	Aerospace & Defense (2.6%)
2,865	Alion Science & Technology Corp.	7.63 - 7.86	08/02/09	2,764,850
1,828	Apptis (DE), Inc.	8.38 - 10.00	01/05/10	1,769,037
4,803	ARINC, Inc.	7.13	03/10/11	4,736,749
1,093	Avio Investments Spa (Italy)	7.50 - 8.13	12/13/15	1,068,097
124	DeCrane Aircraft Holdings, Inc.	8.11 - 9.50	02/21/13	122,198
3,509	DynCorp International, LLC	7.25	02/11/11	3,432,535
3,345	Hawker Beechcraft Acquisition Co., LLC	7.13 - 7.36	03/26/14	3,263,674
921	IAP Worldwide Services, Inc.	11.50	12/30/12	800,430
3,311	ILC Industries, Inc.	7.45	02/24/12	3,249,044
2,354	PGS Solutions, Inc.	7.62	02/14/13	2,248,093
2,215	Primus International, Inc.	8.22	06/07/12	2,103,916
995	Tri-Star Electronics International, Inc.	8.20 - 8.36	02/02/13	965,150
1,945	Wesco Aircraft Hardware Corp.	7.45	09/29/13	1,915,825
1,000	Wesco Aircraft Hardware Corp.	10.95	03/28/14	997,500
1,373	Wyle Laboratories, Inc.	8.11 - 8.13	01/28/11	1,340,107
				30,777,205
	Airlines (0.6%)
4,450	United Airlines, Inc.	7.13	02/01/14	4,235,046
3,500	US Airways Group, Inc.	7.63	03/23/14	3,337,495
				7,572,541
	Apparel/Footwear (0.5%)
1,323	Gold Toe Investment Corp.	8.11	10/30/13	1,290,250
1,000	Gold Toe Investment Corp.	11.36	04/30/14	995,000
1,428	HBI Branded Apparel Limited, Inc.	6.88 - 7.11	09/05/13	1,410,766
1,000	HBI Branded Apparel Limited, Inc.	9.11	03/05/14	1,005,830
1,000	Levi Strauss & Co.	7.57	03/27/14	938,330
				5,640,176
	Auto Parts: OEM (2.0%)
2,143	Accuride Corp.	7.81 - 7.88	01/31/12	2,099,873
1,980	Acument Global Technologies, Inc.	8.86	08/11/13	1,930,500
2,791	Dana Corp.	7.98	04/13/08	2,779,060
3,322	Federal-Mogul Corp. (Revolver) (f)	6.88	02/24/04	3,214,512
609	Federal-Mogul Corp.	6.89	12/31/07	606,413
994	Lear Corp.	7.70 - 8.00	04/25/12	973,156
5,704	Navistar International Corp.	8.47 - 8.61	01/19/12	5,603,888

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,410	Polypore, Inc.	7.38%	07/03/14	$2,331,206
4,550	Veyance Technologies, Inc.	7.86	07/31/14	4,436,250
				23,974,858
	Automotive (0.8%)
9,925	Ford Motor Credit Co.	8.70	12/15/13	9,649,283
	Automotive Aftermarket (1.0%)
2,394	KAR Holdings, Inc.	7.45	10/20/13	2,311,503
6,740	Metokote Corp.	8.13 - 8.55	11/27/11	6,604,923
3,700	United Components, Inc.	7.38	06/30/12	3,616,971
				12,533,397
	Automotive Parts Retailer (0.2%)
2,992	CSK Auto, Inc.	8.38	12/31/12	2,955,094
	Beverages: Non-Alcoholic (0.8%)
1,247	Culligan International Co.	7.61 - 7.82	11/24/12	1,176,738
5,955	DS Waters of America, Inc.	7.38	10/25/12	5,776,350
2,000	DSW Holdings, Inc.	9.36	03/07/12	1,940,000
873	LJVH Holdings, Inc.	7.70	07/19/14	855,356
				9,748,444
	Broadcast/Media (3.3%)
619	Barrington Broadcasting, LLC	7.45 - 7.75	08/11/13	610,242
400	CMP KC, LLC, (Cumulus) (Revolver)	9.19 - 10.75	05/03/10	367,823
4,881	CMP KC, LLC, (Cumulus)	9.38 - 9.88	05/03/11	4,612,488
7,514	CMP Susquehanna (Cumulus Media)	7.16 - 7.78	05/05/13	7,257,717
2,993	Discovery Communications Holdings, LLC	7.20	05/14/14	2,943,872
964	NextMedia Operating, Inc.	7.75 - 7.82	11/15/12	919,003
1,000	NextMedia Operating, Inc.	9.63	11/15/13	955,000
2,033	Regent Broadcasting, LLC	7.45	11/21/13	1,982,415
2,925	Spanish Broadcasting System, Inc.	6.95	06/10/12	2,783,313
18,322	Univision Communications, Inc.	7.61	09/29/14	17,470,901
				39,902,774
	Broadcasting (0.9%)
924	Alpha Topco, Ltd. (United Kingdom)	7.92	12/31/13	889,891
167	Alpha Topco, Ltd. (United Kingdom)	9.04	06/30/14	161,320
1,704	Cumulus Media, Inc.	6.88 - 7.55	06/11/14	1,669,578
657	LBI Media, Inc.	6.63	03/31/12	630,400
2,903	Multicultural Radio Broadcasting, Inc.	8.47	12/18/12	2,858,963
2,750	Multicultural Radio Broadcasting, Inc.	11.47	06/18/13	2,736,250

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,487	NEP II, Inc.	7.45%	02/16/14	$2,346,004
				11,292,406
	Building Products (0.6%)
2,702	Axia, Inc.	9.95	12/21/12	2,269,575
2,552	Beacon Sales Acquisition, Inc.	7.36 - 8.50	09/30/13	2,450,057
1,888	Interline Brands, Inc.	6.88	06/23/13	1,850,283
973	Universal Building Products, Inc.	8.38 - 8.61	04/28/12	938,611
				7,508,526
	Cable/Satellite TV (2.6%)
17,895	Charter Communications Operating, LLC	7.36	03/06/14	17,319,600
3,125	Charter Communications Operating, LLC	7.70	09/06/14	2,997,562
5,470	CSC Holdings, Inc.	7.57	03/29/13	5,403,432
1,474	Knology, Inc.	7.61	08/30/12	1,422,819
548	MCC Iowa (Mediacom), LLC	6.63 - 7.02	03/31/10	519,466
1,965	MCC Iowa (Mediacom), LLC	6.88	02/01/14	1,900,575
993	MCC Iowa (Mediacom), LLC	6.88	01/31/15	959,886
1,330	RCN Corporation	7.50	05/25/14	1,287,600
				31,810,940
	Casino/Gaming (4.7%)
4,308	Bally Technologies, Inc.	8.64	09/04/09	4,284,733
2,617	BLB Worldwide Holdings, Inc.	7.63 - 8.08	08/23/11	2,505,910
2,333	BLB Worldwide Holdings, Inc.	9.72	07/18/12	2,158,333
2,866	Cannery Casino Resorts, LLC	7.76 - 7.97	05/18/13	2,722,248
1,930	CCM Merger Corp.	7.20 - 7.72	07/15/12	1,874,781
764	Golden Nugget, Inc.	7.13 - 7.76	06/14/14	743,591
392	Greektown Casino, LLC	8.13	12/03/12	379,510
1,369	Green Valley Ranch Gaming, LLC	7.20 - 7.54	02/16/14	1,335,244
3,056	Herbst Gaming, Inc.	8.14 - 8.20	12/02/11	3,033,487
5,985	Las Vegas Sands, LLC / Venetian Casino Resort, LLC	6.95	05/23/14	5,841,599
8,000	MGM Mirage, Inc.	6.49 - 6.53	10/03/11	7,735,040
429	Riviera Holdings Corp.	7.20	06/08/14	420,000
952	Seminole Tribe of Florida	6.75 - 7.13	03/05/14	946,429
4,389	Venetian Macau, Ltd.	7.45	05/26/12	4,295,625
6,711	Venetian Macau, Ltd.	7.45	05/25/13	6,568,500
2,580	Wimar OpCo, LLC	7.45	01/03/12	2,506,462
3,000	Wynn Resorts (Macau) S.A	6.88	05/22/14	2,961,570
6,319	Yonkers Racing Corp.	8.82	08/12/11	5,971,534
				56,284,596

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Cellular Telephone (0.0%)
$190	Crown Castle Operating Co.	6.84 - 7.30%	03/06/14	$186,166
	Chemicals: Major Diversified (2.7%)
2,114	Arizona Chemical Co.	7.54	02/28/13	2,015,697
1,250	Cristal Inorganic Chemicals US, Inc.	7.45	05/15/14	1,204,688
2,691	Ferro Corp.	7.13 - 7.80	06/06/12	2,636,962
1,430	Georgia Gulf Corp.	8.30	10/03/13	1,400,313
7,375	Hexion Specialty Chemicals, Inc.	7.63 - 7.81	05/05/13	7,285,232
4,183	Ineos Holdings, Ltd. (United Kingdom)	7.36 - 7.45	12/23/13	4,138,588
4,182	Ineos Holdings, Ltd. (United Kingdom)	7.86 - 7.95	12/23/14	4,137,453
2,483	Invista B.V. (Canada)	6.70	04/29/11	2,440,982
2,122	Lucite International US FINCO LLC (United Kingdom)	7.45	07/07/13	2,095,113
3,000	Wellman, Inc.	9.36	02/10/09	2,934,750
2,500	Wellman, Inc.	12.11	02/10/10	2,162,500
				32,452,278
	Chemicals: Specialty (2.9%)
998	Arclin U.S. Holdings, Inc.	8.11	07/10/14	975,056
2,500	Brenntag Holding GmbH & Co. KG (Germany)	7.39	01/17/14	2,413,550
500	Brenntag Holding GmbH & Co. KG (Germany)	9.39	07/17/15	480,000
2,580	FiberVision Delaware Corporation	8.70	03/31/13	2,425,613
605	Foamex, L.P.	7.39 - 8.05	02/12/13	569,242
10,011	Huntsman International, LLC	6.89	04/19/14	9,956,792
3,210	ISP Chemco, Inc.	7.13 - 7.31	06/04/14	3,110,309
303	JohnsonDiversey, Inc.	7.36	12/16/11	297,890
5,251	Kraton Polymers, LLC	7.38	05/12/13	5,145,683
1,620	MacDermid, Inc.	7.20	04/12/14	1,567,125
848	Nusil Technology, LLC	8.07	10/24/13	852,240
3,376	OMNOVA Solutions, Inc.	7.63 - 8.04	05/22/14	3,291,750
1,901	Rockwood Specialties Group, Inc.	6.86	07/30/12	1,854,120
2,212	Valley National Gases, Inc.	7.38 - 7.45	02/28/14	2,101,033
				35,040,403
	Computer Communications (0.5%)
1,837	GXS Worldwide, Inc.	10.36 - 11.75	07/29/11	1,827,483
2,341	Vertafore, Inc.	8.01	01/31/12	2,276,808
1,670	Vertafore, Inc.	11.26	01/31/13	1,594,850
				5,699,141
	Computer Software & Services (2.0%)
3,575	Dealer Computer Services, Inc.	7.20	10/26/12	3,481,453

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,500	Dealer Computer Services, Inc.	10.70%	10/26/13	$1,500,000
2,121	Infor Enterprise Solutions Holdings, Inc.	8.95	07/28/12	2,055,134
2,369	Kronos, Inc.	7.45	06/11/14	2,265,416
1,400	Kronos, Inc.	10.95	06/11/15	1,291,500
1,700	Network Solutions, LLC	7.63 - 7.70	03/07/14	1,623,940
2,635	Open Solutions, Inc.	7.49 - 7.63	01/23/14	2,517,622
990	Stratus Technologies, Inc.	8.95	03/29/11	947,103
8,366	SunGard Data Systems, Inc.	7.36	02/11/13	8,238,265
				23,920,433
	Construction Materials (0.7%)
176	Builders Firstsource, Inc.	7.63	08/11/11	169,814
1,980	Building Materials Holding Corp	7.70	11/10/13	1,861,200
2,802	Building Materials Holding Corp.	8.13 - 9.50	03/15/14	2,588,722
1,400	Building Materials Holding Corp.	11.31	09/15/14	1,193,500
786	Contech Construction Products, Inc.	7.13 - 7.67	01/31/13	762,851
1,940	Nortek, Inc.	7.61	08/27/11	1,872,100
				8,448,187
	Consumer Sundries (3.4%)
6,222	Aearo Technologies, Inc.	10.70	09/24/13	5,977,193
748	Aearo Technologies, Inc.	7.45	06/01/14	723,811
917	American Safety Razor Co.	7.65 - 7.86	07/31/13	900,417
1,500	American Safety Razor Co.	11.69	01/30/14	1,486,875
1,421	Amscan Holdings, Inc.	7.35 - 7.75	05/25/13	1,361,018
3,908	Bare Escentuals Beauty, Inc.	8.05	02/18/12	3,873,740
2,791	Burt's Bees, Inc.	7.83 - 7.88	03/29/11	2,763,090
320	Chattem, Inc.	7.11	01/02/13	318,500
3,117	Huish Detergents, Inc.	7.20	04/26/14	2,953,535
1,000	Huish Detergents, Inc.	9.45	10/26/14	856,670
2,000	KIK Custom Products, Inc.	7.46	05/31/14	1,900,000
800	KIK Custom Products, Inc.	10.20	11/30/14	676,000
2,910	Marietta Intermediate Holding Corp. (d)	9.36 - 9.76	12/17/10	2,713,645
3,620	Natural Products Group, LLC	7.45 - 7.79	03/08/14	2,606,733
458	Philosophy, Inc.	7.36	03/16/14	419,380
2,629	Prestige Brands, Inc.	7.38 - 7.76	04/06/11	2,586,397
2,007	Spectrum Brands, Inc.	9.53 - 9.75	03/30/13	1,973,127
404	Vi-Jon, Inc.	7.38 - 7.75	04/24/14	394,127
2,955	World Kitchen, Inc.	8.11	03/31/12	2,851,575
3,731	Yankee Candle Co., Inc.	7.20	02/06/14	3,653,528
				40,989,361

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Consumer/Business Services (2.2%)
$1,654	AlixPartners, LLC	7.36%	10/12/13	$1,615,922
3,417	Aramark Corp.	7.20 - 7.36	01/26/14	3,362,335
1,500	Audio Visual Services Corp.	7.42	02/28/14	1,440,000
774	Cellnet Group, Inc.	7.20	07/11/11	752,682
143	Cellnet Group, Inc.	9.45	10/22/11	138,929
596	Coinmach Corp.	7.88 - 8.31	12/19/12	594,274
5,754	Corporate Express US Finance, Inc. (Netherlands)	7.09 - 7.65	12/31/10	5,605,256
428	Euronet Worldwide, Inc.	7.13 - 7.20	04/14/14	419,317
1,895	HydroChem Industrial Services, Inc.	8.06	07/12/13	1,885,263
1,260	RGIS Services, LLC	7.63	04/30/14	1,201,725
2,614	Sabre Holdings Corp.	7.61	03/30/14	2,490,664
1,000	SMG Holdings, Inc.	8.31 - 8.34	07/27/14	970,000
1,042	Valassis Communications, Inc.	6.95	03/02/14	972,549
4,947	VNU, Inc.	7.36	08/09/13	4,817,617
				26,266,533
	Containers/Packaging (3.4%)
1,800	Altivity Packaging, LLC	7.61 - 7.92	06/30/13	1,792,116
4,975	Berry Plastics Group Corp.	7.36	04/03/15	4,863,063
173	Captive Plastics, Inc.	7.95	08/18/11	169,998
2,064	Consolidated Container Co., LLC	7.61	03/28/14	1,969,558
2,000	Consolidated Container Co., LLC	10.13 - 11.04	09/28/14	1,800,000
660	Crown Americas, Inc.	7.31	11/15/12	641,850
4,444	Graham Packaging Co.	7.50 - 8.00	10/07/11	4,387,251
4,737	Graphic Packaging International Corp.	7.34 - 7.51	05/16/14	4,715,504
3,182	Kranson Industries, Inc.	7.45 - 9.00	07/13/13	3,134,561
1,015	Nexpak Corp. (Revolver) (b) (c) (d)	11.67	03/31/07	942,529
4,196	Nexpak Corp. (b) (c) (d)	11.67 - 13.67	03/31/07	1,501,565
2,977	Packaging Dynamics Operating Co.	7.20	06/09/13	2,873,178
2,022	Pertus Sechzehnte GMBH (Germany)	7.50	06/13/15	1,901,110
2,022	Pertus Sechzehnte GMBH (Germany)	7.75	06/13/16	1,911,222
1,633	Ranpak Corp.	8.30	12/14/11	1,600,119
695	Smurfit-Stone Container Enterprises, Inc.	7.19 - 8.75	11/01/11	688,447
1,357	Tegrant Holding Corp.	7.88	03/08/14	1,302,545
800	Tegrant Holding Corp.	10.63	03/08/15	768,000
				36,962,616
	Containers - Metals & Glass (0.1%)
1,042	Anchor Glass Container Corp.	7.38 - 7.79	05/03/13	1,021,223

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Diversified Manufacturing (1.2%)
$529	Arnold Magnetic Technologies Corp.	8.95 - 10.00%	03/06/11	$526,250
999	Arnold Magnetic Technologies Corp.	9.72 - 11.00	03/06/12	995,437
3,150	Jason, Inc.	8.03 - 9.25	04/30/10	3,071,250
3,138	Mueller Water Products, Inc.	6.88 - 7.30	05/24/14	3,089,094
1,937	MW Industries, Inc.	8.20	11/01/13	1,947,045
1,991	Wire Rope Corporation of America, Inc.	7.38 - 7.45	02/08/14	1,941,086
1,883	X-Rite, Inc.	7.97 - 9.00	06/30/12	1,855,001
500	X-Rite, Inc.	10.72	06/30/13	492,500
				13,917,663
	Drugstore Chains (0.3%)
3,500	Rite Aid Corp.	6.89 - 7.55	06/04/14	3,432,170
	Education (1.0%)
4,571	Cengage Learning Holdings II, L.P.	7.95	07/05/14	4,441,920
2,633	Educate, Inc.	7.59 - 8.75	06/14/13	2,567,582
429	Educate, Inc.	10.45	06/14/14	413,571
4,500	Education Management, LLC	7.13	06/01/13	4,360,005
				11,783,078
	Electric Utilities (0.6%)
1,882	Bicent Power LLC	7.36	06/30/14	1,847,059
2,982	Boston Generating, LLC	7.45 - 7.61	12/20/13	2,926,962
2,000	Primary Energy Holdings, LLC	8.29	08/24/09	1,977,500
				6,751,521
	Electronic Components (0.1%)
750	Deutsche Connector Group (France)	7.89	06/22/14	723,750
750	Deutsche Connector Group (France)	8.14	06/22/15	706,875
				1,430,625
	Electronic Production Equipment (0.1%)
1,304	Edwards, Ltd. (Cayman Islands)	7.54	05/31/14	1,209,783
545	Edwards, Ltd. (Cayman Islands)	11.29	11/30/14	477,273
				1,687,056
	Electronics (0.2%)
2,190	Verint Systems, Inc.	8.11	05/25/14	2,140,474
	Engineering and Construction (0.2%)
2,000	Willbros USA, Inc.	10.27	10/27/09	1,980,000
	Entertainment & Leisure (2.3%)
2,469	24 Hour Fitness, Inc.	7.86 - 7.88	06/08/12	2,419,375

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$4,557	Bombardier Recreational Products Inc. (Canada)	7.86 - 8.17%	06/28/13	$4,469,605
4,231	Cedar Fair, L.P.	7.13	08/30/12	4,155,500
2,459	Cinemark USA, Inc.	7.25 - 7.56	10/05/13	2,400,373
1,842	Fender Musical Instruments Corp.	7.65	06/09/14	1,777,632
902	Gibson Guitar Corp.	7.70	12/29/13	893,250
2,957	Mets Limited Partnership	7.19	07/25/10	2,898,000
3,000	Southwest Sports Group, LLC	7.75	12/22/10	2,947,500
3,438	Sunshine Acquisition, Ltd.	7.34	03/20/12	3,317,191
2,776	Universal City Development Partners, Ltd.	7.36 - 7.64	06/09/11	2,720,836
				27,999,262
	Environmental Services (0.6%)
1,373	Allied Waste North America, Inc.	6.65 - 6.89	01/15/12	1,358,057
885	Big Dumpster Acquisition, Inc.	7.45	02/05/13	854,266
1,398	Environmental Systems Products Holdings, Inc. (b)	13.75	09/12/12	1,398,148
3,531	Waste Services, Inc.	8.05	03/31/11	3,469,034
				7,079,505
	Finance (0.1%)
1,347	Riskmetrics Group Holdings, LLC	7.45 - 10.70	01/11/14	1,335,742
	Finance - Commercial (1.7%)
4,077	Concord Re Limited	9.61	02/29/12	3,995,385
1,856	First American Payment Systems, L.P.	8.50	10/06/13	1,828,406
3,849	LPL Holdings, Inc.	7.20	06/28/13	3,743,200
5,250	Oxford Acquisition III, Ltd.	7.11	05/11/14	4,895,625
5,128	RJO Holdings Corp.	8.13	07/12/14	4,666,667
2,000	RJO Holdings Corp.	11.88	07/12/15	1,820,000
				20,949,283
	Finance - Corporate (0.2%)
2,384	Grosvenor Capital Management Holdings, L.P.	7.58 - 7.67	12/05/13	2,324,098
	Finance/Rental/Leasing (0.2%)
556	DaimlerChrysler Financial Services America, LLC	9.36	08/03/12	555,617
2,356	Hertz Corp.	7.55 - 7.56	12/21/12	2,323,539
				2,879,156
	Financial Publishing (1.1%)
6,810	Merrill Communications, LLC	7.38 - 7.45	12/22/12	6,708,272
2,000	Merrill Communications, LLC	11.63	11/15/13	1,990,000
2,886	National Processing Group, Inc.	8.36 - 9.75	09/29/13	2,842,318
1,000	National Processing Group, Inc.	11.86	09/29/14	987,500

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,074	Verifone Intermediate Holdings, Inc.	7.11%	10/31/13	$1,060,440
				13,588,530
	Financial Services (1.0%)
2,243	Crawford & Co.	7.45	10/30/13	2,206,704
2,475	Dollar Financial Corp.	7.95	10/30/12	2,416,219
3,706	iPayment, Inc.	7.13 - 7.75	05/10/13	3,520,378
551	Munder Capital Management	7.13 - 7.36	12/29/12	542,284
2,273	Transfirst Holdings, Inc.	7.95	06/15/14	2,184,707
1,625	Transfirst Holdings, Inc.	11.20	06/15/15	1,562,031
				12,432,323
	Food Distributors (1.6%)
4,950	Acosta Sales Co., Inc.	7.38	07/28/13	4,844,813
3,500	BE Foods Investments, Inc.	10.61	07/11/12	3,360,000
2,312	Coleman Natural Foods, LLC	10.01	08/22/12	2,080,558
1,007	Coleman Natural Foods, LLC (d)	16.01	08/22/13	810,446
4,950	DCI Cheese Company, Inc.	8.45	08/07/13	4,934,556
1,667	FSB Holdings, Inc.	7.69	09/29/13	1,650,000
1,000	FSB Holdings, Inc.	11.13	03/29/14	995,000
				18,675,373
	Food Retail (0.8%)
5,944	Michelina's, Inc.	8.44 - 8.94	04/02/11	5,809,792
4,245	Roundy's Supermarkets, Inc.	8.46 - 8.56	11/03/11	4,208,187
				10,017,979
	Food: Major Diversified (0.6%)
1,077	B&G Foods, Inc.	7.51	02/23/13	1,069,876
6,552	Dole Food Co., Inc.	7.36 - 8.75	04/12/13	6,356,007
				7,425,883
	Foods & Beverages (2.5%)
3,169	Advantage Sales & Marketing, Inc.	7.13 - 7.36	03/29/13	3,029,927
4,317	Birds Eye Foods, Inc.	6.95	03/22/13	4,187,855
1,449	Bolthouse Farms, Inc.	7.63	12/16/12	1,410,506
1,990	Dean Foods Co.	6.70	04/02/14	1,945,225
985	Farley's & Sathers Candy Co.	8.11 - 9.50	06/15/10	975,150
2,673	Interstate Brands Corp. (Interstate Bakeries) (f)	9.36 - 9.79	12/31/07	2,632,909
899	National Dairy Holding, L.P.	9.13	03/15/12	870,197
3,782	PBM Products, LLC	7.63	09/29/12	3,706,105
4,643	Pierre Foods, Inc.	7.78	06/30/10	4,578,893
5,542	Pinnacle Foods Holding Corp.	7.95	04/02/14	5,356,962

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,990	Smart Balance, Inc.	8.38%	05/18/14	$1,890,500
				30,584,229
	Forest Products (0.1%)
1,950	Ainsworth Lumber Co., Ltd.	8.13	06/26/14	1,872,000
	Health Care Diversified (0.2%)
2,385	Sun Healthcare Group, Inc.	7.13 - 7.38	04/12/14	2,313,506
	Healthcare (4.9%)
5,181	American Medical Systems, Inc.	7.44 - 7.81	07/20/12	5,064,281
4,811	Capella Healthcare, Inc.	7.70	11/30/12	4,672,812
1,500	Capella Healthcare, Inc.	10.70	11/30/13	1,477,500
876	Genoa Healthcare Group, LLC	8.70 - 9.75	08/10/12	864,722
8,724	HCA, Inc.	7.20	11/17/12	8,483,521
9,023	HCA, Inc.	7.45	11/17/13	8,864,830
6,456	Health Management Associates, Inc.	6.88 - 6.95	02/28/14	6,151,275
2,063	HealthCare Partners	7.13	10/31/13	1,965,476
1,686	Healthsouth Corp.	7.63 - 7.86	03/10/13	1,642,854
863	Iasis Healthcare, LLC	7.20 - 7.70	03/15/14	824,339
1,762	Ikaria Holdings, Inc.	7.70	03/28/13	1,717,660
5,391	Inverness Medical Innovations, Inc.	7.20	06/26/14	5,284,054
348	Inverness Medical Innovations, Inc.	9.45	06/26/15	340,870
3,786	Multiplan, Inc.	7.63	04/12/13	3,692,324
1,632	Surgical Care Affiliates, LLC	7.45	12/29/14	1,562,901
2,871	United Surgical Partners International, Inc.	7.37 - 7.43	04/19/14	2,783,336
2,302	Viant Holdings, Inc.	7.45	06/25/14	2,155,175
1,143	VWR International, Inc.	7.70	06/29/14	1,088,572
				58,636,502
	Home Building (0.7%)
1,370	NLV Holdings, LLC	7.88	05/09/11	1,232,735
3,908	Rhodes Ranch General Partnership	8.70	11/21/10	3,516,923
1,485	Shea Capital, LLC	7.20	10/27/11	1,291,950
1,200	Standard Pacific Corp.	7.27	05/06/13	1,116,252
995	Yellowstone Development, LLC	7.50	12/30/10	945,440
				8,103,300
	Home Furnishings (0.9%)
2,978	Brown Jordan International, Inc.	9.28 - 10.75	04/30/12	2,947,725
2,310	Generation Brands	7.64 - 7.70	12/20/12	2,180,142
2,000	Generation Brands	11.63	06/20/13	1,830,000
471	Hunter Fan Co.	12.28	10/16/14	395,294

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$443	Mattress Holdco, Inc.	7.61%	01/18/14	$417,842
302	National Bedding Co.	7.36 - 7.65	08/31/11	291,378
2,500	National Bedding Co.	10.57	08/31/12	2,291,675
				10,354,056
	Hospital/Nursing Management (0.5%)
5,970	Community Health Systems, Inc.	7.76	07/25/14	5,875,524
	Hotels/Resorts/Cruiselines (0.2%)
1,640	Kuilima Resort Company	11.50	09/30/10	1,560,480
1,000	Kuilima Resort Company (c)	15.25	09/30/11	658,750
				2,219,230
	Industrial Machinery (0.4%)
650	Gleason, Inc.	7.38 - 7.75	06/30/13	640,192
1,464	Goodman Global Holdings, Inc.	7.19	12/23/11	1,426,982
1,084	LN Acquisition Corp.	8.05 - 8.23	07/11/14	1,070,930
2,243	Sensus Metering Systems, Inc.	7.20 - 7.50	12/17/10	2,209,827
146	Sensus Metering Systems, Inc. (Luxembourg)	7.20 - 7.38	12/17/10	143,574
				5,491,505
	Industrial Specialties (0.6%)
5,911	Panolam Industrial International, Inc. (Canada)	7.95	09/30/12	5,674,406
1,970	Unifrax Corp.	7.44	05/02/13	1,928,138
				7,602,544
	Insurance (0.3%)
1,496	AmWins Group, Inc.	8.05 - 8.17	06/08/13	1,398,994
398	Audatex North America, Inc.	7.69	05/16/14	385,065
663	HMSC Holdings Corp.	7.61	04/03/14	629,755
444	HMSC Holdings Corp.	10.86	10/03/14	425,556
942	U.S.I. Holding Corp.	7.95	05/04/14	922,658
				3,762,028
	Life/Health Insurance (1.0%)
1,782	Applied Systems, Inc.	7.70 - 7.86	09/26/13	1,701,810
138	CCC Information Services, Inc.	7.71	08/20/10	133,644
2,627	CCC Information Services, Inc.	7.71	02/10/13	2,548,441
8,400	Conseco, Inc.	7.13	10/10/13	7,969,432
				12,353,327
	Medical Specialties (0.5%)
983	Accellent, Inc.	7.86	11/22/12	930,919
746	Advanced Medical Optics, Inc.	7.11 - 7.29	04/02/14	710,803

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$3,832	AGA Medical Corp.	7.36%	04/28/13	$3,678,921
879	CONMED Corp.	6.63	04/12/13	859,114
				6,179,757
	Medical/Nursing Services (0.7%)
5,493	Davita, Inc.	6.70 - 7.00	10/05/12	5,403,759
1,366	Golden Living, LLC	7.88	03/14/11	1,362,656
494	National Renal Institutes, Inc.	7.63	03/31/13	473,072
1,333	Select Medical Corp. (Revolver)	8.05 - 9.00	02/24/11	1,233,333
				8,472,820
	Miscellaneous (0.2%)
2,615	Open Text Corp.	7.38	10/02/13	2,555,961
	Miscellaneous Commercial Services (0.7%)
190	Atlantic Marine Holding Company	7.56	08/02/13	184,156
248	Atlantic Marine Holding Company	7.56	03/22/14	240,621
2,401	Contec, LLC	7.88	06/15/12	2,347,087
779	InfrastruX Group, Inc.	9.63	11/03/12	739,766
2,165	NCO Financial Systems, Inc.	8.20 - 8.50	05/15/13	2,095,077
3,213	Outsourcing Solutions, Inc.	10.63	09/30/10	3,196,839
				8,803,546
	Miscellaneous Manufacturing (0.2%)
847	Standard Steel, LLC	7.64 - 8.00	06/30/12	832,669
2,400	Xerium Technologies, Inc.	7.95	05/18/12	2,283,686
				3,116,355
	Movies/Entertainment (2.5%)
6,680	AMC Entertainment, Inc.	6.88	01/26/13	6,546,129
17,553	Metro-Goldwyn Mayer Studios, Inc.	8.45	04/08/12	16,841,790
2,548	Panavision, Inc.	8.86 - 9.04	03/31/11	2,455,266
4,411	Regal Cinemas Corp.	6.70	11/10/10	4,293,188
				30,136,373
	Multi-Sector Companies (0.0%)
333	MAFCO Finance Corp.	7.51 - 7.60	12/08/11	320,972
	Oil & Gas Pipelines (0.7%)
2,893	El Paso Corp.	7.32	08/01/11	2,860,869
1,965	Key Energy Group, Inc.	7.63 - 7.86	06/30/12	1,959,478
3,228	Targa Resources, Inc.	7.20 - 7.54	10/31/12	3,201,504
				8,021,851

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Oil & Gas Production (0.3%)
$1,200	CDX Funding, LLC	11.39%	03/31/13	$1,146,000
2,682	Hudson Products Holdings, Inc.	7.88 - 7.89	12/05/13	2,617,814
				3,763,814
	Oil Refining/Marketing (0.6%)
7,075	Western Refining, Inc.	6.88	05/30/14	6,965,736
	Oilfield Services/Equipment (0.2%)
267	Chart Industries, Inc.	7.19	10/17/12	264,667
1,980	Dresser, Inc.	7.63 - 8.01	05/04/14	1,948,436
				2,213,103
	Other Metals & Minerals (0.1%)
468	Novelis Inc. (Canada)	7.20	07/06/14	455,692
1,029	Novelis Inc.	7.20	07/06/14	1,002,523
				1,458,215
	Paper and Forest Products (0.4%)
1,973	Tidi Products, LLC	8.61 - 9.86	12/31/11	1,963,348
3,990	White Birch Paper Co. (Canada)	7.95	05/08/14	3,172,050
				5,135,398
	Pharmaceuticals: Major (0.4%)
3,325	Cardinal Health409, Inc.	7.45	04/10/14	3,192,000
1,110	Warner Chilcott Holdings Company III, Ltd.	7.20 - 7.36	01/18/12	1,085,718
				4,277,718
	Printing/Publishing (5.4%)
1,439	ACS Media, LLC	7.63	12/21/13	1,381,015
558	Ascend Media Holdings, LLC (b)	9.20 - 9.70	01/31/12	238,699
4,832	Canon Communications, LLC	8.13	05/31/11	4,759,992
1,807	Caribe Information Investment, Inc.	7.45 - 7.76	03/31/13	1,753,040
1,314	CBD Media, LLC	7.63	12/31/09	1,308,747
3,047	Endurance Business Media, Inc.	7.88	07/26/13	2,940,570
1,714	Endurance Business Media, Inc.	12.38	01/26/14	1,697,143
2,400	Gatehouse Media, Inc.	7.36 - 7.51	08/28/14	2,212,656
4,838	Idearc, Inc.	7.20	11/17/14	4,771,786
993	Intermedia Outdoor, Inc.	8.20	01/31/13	972,650
1,867	Knowledgepoint 360 Group, LLC	8.78	04/26/14	1,862,000
5,473	MC Communications, LLC	7.63 - 7.85	12/31/10	5,335,864
1,485	Medimedia USA, Inc.	7.18 - 7.63	10/05/13	1,442,306
2,000	Nelson Education, Ltd.	7.70	07/05/14	1,877,500
1,000	Nelson Education, Ltd.	11.20	07/05/15	970,000

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$956	Proquest-CSA, LLC	8.13 - 8.37%	02/09/14	$941,496
2,487	Questex Media Group, Inc.	8.52 - 8.58	05/04/14	2,437,342
10,726	Riverdeep Interactive Learning USA, Inc.	7.95	12/20/13	10,648,064
1,568	Summit Business Media Intermediate Holding Co., LLC	7.88	07/06/14	1,555,811
494	Thomas Nelson, Inc.	7.38 - 7.61	06/12/12	473,383
12,438	Tribune Company	8.36	05/17/14	11,350,960
4,000	Yell Group PLC (United Kingdom)	7.13	10/27/12	3,912,800
				64,843,824
	Property/Casualty Insurance (0.2%)
2,010	Sedgwick CMS Holdings, Inc.	7.45	01/31/13	1,931,692
	Publishing: Books/Magazines (3.7%)
1,408	Advanstar Communications, Inc.	7.45	05/31/14	1,315,827
7,960	American Media Operations, Inc.	8.80	01/13/13	7,840,600
4,850	Cygnus Business Media, Inc.	8.91	07/13/09	4,801,500
5,083	F&W Publications, Inc.	7.61	08/05/12	4,988,157
1,200	F&W Publications, Inc.	9.49	08/05/13	1,177,500
2,954	Haights Cross Operating Co.	9.06 - 10.06	08/20/08	2,944,692
3,866	Hanley Wood, LLC	7.59 - 7.61	08/01/12	3,399,033
2,400	Network Communications, Inc.	7.21 - 7.38	11/30/12	2,352,000
1,857	Penton Media, Inc.	7.45 - 7.61	02/01/13	1,776,075
1,706	Penton Media, Inc.	10.36	02/01/14	1,614,191
8,589	R.H. Donnelley, Inc.	6.67 - 7.22	06/30/11	8,492,794
2,679	Readers Digest Association, Inc.	7.38 - 7.58	03/02/14	2,549,394
860	Source Media, Inc.	7.38	11/08/11	847,798
				44,099,561
	Pulp & Paper (1.0%)
11,960	Georgia Pacific Corp.	6.95 - 7.47	12/20/12	11,738,055
	Real Estate - Industrial/Office (0.2%)
2,000	LNR Property Corp.	8.11	07/12/11	1,941,660
	Real Estate Development (2.4%)
2,000	California Coastal Communities, Inc.	8.29	09/15/11	1,980,000
3,000	Capital Automotive, L.P.	7.42	12/16/10	2,959,140
4,461	Ginn-LA CS Borrower, LLC	8.70 - 8.86	06/08/11	3,854,674
2,000	Ginn-LA CS Borrower, LLC	12.70	06/08/12	1,446,000
3,411	Landsource Communities Development, LLC	8.25 - 9.50	02/27/13	3,039,822
2,487	London Arena & Waterfront Finance, LLC (United Kingdom)	8.20	03/08/12	2,449,818
1,300	Re/Max International, Inc.	7.24 - 7.47	12/15/07	1,282,125
2,994	Realogy Corp.	8.32 - 8.36	10/10/13	2,811,451
1,832	South Edge, LLC	6.94	10/31/08	1,722,491

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,973	Tamarack Resort, LLC	8.45 - 12.00%	05/19/11	$2,757,458
4,375	WCI Communities, Inc.	9.32	12/23/10	4,178,125
				28,481,104
	Recreational Products (0.4%)
246	Easton-Bell Sports, Inc.	6.85 - 6.90	03/16/12	236,784
1,960	Mega Brands, Inc. (Canada)	7.38	07/27/10	1,844,850
628	Playcore Holdings, Inc.	7.70 - 9.25	02/21/14	612,170
1,689	True Temper Sports, Inc.	8.62 - 8.75	03/15/11	1,621,538
				4,315,342
	Restaurants (0.9%)
3,583	Arby's Restaurant Group, Inc.	7.38 - 7.61	07/25/12	3,512,443
244	CBRL Group, Inc.	6.86	04/27/13	238,151
1,140	Center Cut Hospitality, Inc.	8.00	07/06/14	1,125,750
487	El Pollo Loco, Inc.	7.70	11/18/11	475,711
2,479	NPC International, Inc.	6.88 - 7.56	05/03/13	2,426,336
129	OSI Restaurant Partners, LLC	7.77	05/09/13	123,778
1,678	OSI Restaurant Partners, LLC	7.44	05/09/14	1,611,404
821	Sagittarius Restaurants, LLC	7.45	03/29/13	763,375
				10,276,948
	Retail - Specialty (1.7%)
438	General Nutrition Centers, Inc. (Revolver)	9.00	03/16/12	400,313
7,448	General Nutrition Centers, Inc.	7.61	09/16/13	7,108,222
6,197	Michael Stores, Inc.	7.63 - 8.13	10/31/13	6,022,639
3,519	Nebraska Book Co.	7.65 - 7.70	03/04/11	3,492,230
814	Neiman Marcus Group, Inc.	7.45	04/08/13	803,253
1,483	Sally Holdings, Inc.	8.01	11/16/13	1,462,371
227	Savers, Inc. (Canada)	8.09	08/11/12	222,179
246	Savers, Inc.	8.09	08/11/12	240,604
				19,751,811
	Semiconductors (0.2%)
2,158	On Semiconductor Corp.	6.95	09/03/13	2,082,891
	Services to the Health Industry (1.3%)
2,419	CDI Acquisition Sub, Inc.	8.86	12/31/10	2,321,804
1,330	Concentra, Inc.	7.45	06/25/14	1,290,100
1,945	Emdeon Business Services, LLC	7.45	11/16/13	1,913,654
1,248	FHC Health Systems, Inc.	12.33 - 14.33	12/18/09	1,265,853
2,000	FHC Health Systems, Inc.	15.33 - 15.37	02/09/11	2,020,000
2,885	Harlan Sprague Dawley, Inc.	7.86	07/11/14	2,813,220
259	OmniFlight Helicopters, Inc.	8.92 - 9.75	09/30/11	255,031

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$763	OmniFlight Helicopters, Inc.	9.42 - 10.25%	09/30/12	$751,293
2,475	Sterigenics International, Inc.	7.76 - 7.95	11/21/13	2,394,563
				15,025,518
	Specialty (0.2%)
3,000	Dollar General Corp.	8.11	07/06/14	2,861,730
	Specialty Insurance (0.0%)
332	Mitchell International, Inc.	7.20	03/28/14	322,131
125	Mitchell International, Inc.	10.50	03/28/15	117,500
				439,631
	Specialty Telecommunications (0.4%)
1,200	Intelsat, Ltd. (Bermuda)	7.86	02/01/14	1,188,372
3,500	Level 3 Communications, Inc.	7.61	03/13/14	3,410,330
				4,598,702
	Telecommunications (1.4%)
3,000	Asurion Corp.	8.36	07/03/14	2,919,990
993	CavTel Holdings, LLC	9.95	12/31/12	990,019
2,000	DRI Holdings, Inc.	8.20 - 8.31	07/03/14	1,940,000
395	Global Tel*Link Corp.	8.70 - 8.96	02/14/13	390,577
647	Hargray Acquisition Co. (Hargray Communications)	7.45	06/29/14	634,895
1,995	Hawaiian Telecom Communications, Inc.	7.45	06/01/14	1,938,262
4,113	KMC Teleco, Inc. (b) (c) (g)	10.87	06/30/10	32,491
2,660	NuVox Transition Subsidiary, LLC	8.66 - 8.94	05/31/14	2,596,825
976	Paetec Holding Corp.	7.63	02/28/13	970,911
2,562	Sorenson Communications, Inc.	8.00	04/24/14	2,527,123
1,556	Time Warner Telecom, Inc.	7.13	01/07/13	1,532,582
				16,473,675
	Textiles (0.6%)
3,602	Polymer Group, Inc.	7.38 - 7.45	11/22/12	3,566,475
1,991	St. John Knits International, Inc.	8.20	03/21/12	1,961,540
1,990	Varsity Brands, Inc.	8.13 - 9.25	02/22/14	1,960,150
				7,488,165
	Transportation (1.4%)
553	Coach America Holdings, Inc.	7.95 - 8.11	04/20/14	511,128
706	Helm Holding Corp.	7.61 - 8.07	07/08/11	688,777
2,536	JHCI Acquisition, Inc. (Jacobson Companies)	7.86	06/19/14	2,497,977
1,333	JHCI Acquisition, Inc. (Jacobson Companies)	10.86	12/19/14	1,206,667
2,212	Kenan Advantage Group, Inc.	8.20	12/16/11	2,156,581
5,176	Quality Distribution, Inc.	8.13	11/13/09	4,994,431

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$5,000	Rail America, Inc. (RR Acquistion)	7.81%	08/14/08	$4,937,500
				16,993,061
	Utilities (2.6%)
667	Astoria Generating Co.	8.96	08/23/12	658,167
1,990	Calpine Corp.	7.45	03/29/09	1,966,996
678	Covanta Energy Corp.	6.86 - 7.06	02/09/14	658,714
2,211	Dynegy Holdings, Inc.	6.63 - 7.17	04/02/13	2,119,740
1,770	FirstLight Power Resources, Inc.	7.75 - 8.09	11/01/13	1,727,244
2,400	FirstLight Power Resources, Inc.	9.75	05/01/14	2,322,000
742	Longview Power, LLC	7.44 - 8.00	02/28/14	719,740
994	Mirant North America, LLC	6.88	01/03/13	980,000
8,986	NRG Holdings, LLC	6.95	02/01/13	8,837,425
7,901	Thermal North America, Inc.	7.95 - 8.42	10/24/08	7,852,024
1,694	TPF Generation Holdings, LLC	7.20 - 7.36	12/15/13	1,639,673
1,333	TPF Generation Holdings, LLC	9.45	12/15/14	1,269,333
				30,751,056
	Waste Management (0.4%)
552	Energy Solutions - Duratek	7.66	06/07/13	544,836
59	EnergySolutions, LLC	8.00	06/07/11	57,966
176	EnergySolutions, LLC	8.00	05/28/13	173,899
1,151	EnergySolutions, LLC	7.66	06/07/13	1,136,579
138	EnergySolutions, LLC	9.83	12/31/14	138,700
2,807	LVI Services, Inc.	9.95 - 10.11	11/16/11	2,726,437
333	Synagro Technologies, Inc.	10.25	09/30/14	321,667
				5,100,084
	Wireless Telecommunications (0.6%)
6,232	Centennial Cellular Operating Co.	7.20 - 7.54	02/09/11	6,138,707
988	Cricket Communications, Inc.	7.45	06/16/13	977,210
				7,115,917
	Total Variable Rate Senior Loan Interests (Cost $1,218,908,706)			1,171,458,480
	Senior Notes (0.8%)
	Construction Materials (0.1%)
1,500	CPG International, Inc.	12.13	07/01/12	1,524,375
	Household/Personal Care (0.3%)
3,000	DEL Laboratories, Inc.	10.36	11/01/11	3,067,500

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Paper and Forest Products (0.2%)
$2,000	Boise Cascade, LLC	8.24%	10/15/12	$2,000,000
	Pulp & Paper (0.1%)
1,333	Verso Paper Holdings - 144A*	9.11	08/01/14	1,346,330
	Telecommunications (0.1%)
5,824	KMC Telecom, Inc. (Acquired between 07/25/03 and 09/15/06, Cost $4,887,581) (b) (c) (g) (h)	7.38	06/30/11	46,009
2,552	KMC Telecom, Inc. (Acquired between 07/25/03 and 09/15/06, Cost $2,145,077) (b) (c) (g) (h)	7.63	06/30/11	20,163
1,000	Qwest Corp.	8.94	06/15/13	1,072,500
				1,138,672
	Total Senior Notes (Cost $15,843,159)			9,076,877

NUMBER OF SHARES
Non-Convertible Preferred Stock (0.0%)
Environmental Services
7,453	Environmental Systems Products Holdings, Inc. (b) (Cost $186,325)	186,325

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

NUMBER OF SHARES		VALUE
	Common Stocks (0.1%)
	Automotive Aftermarket (0.0%)
6,793	Safelite Realty Corp. (Acquired 09/29/00, Cost $3,958) (b) (e) (h)	$0
	Casino/Gaming (0.0%)
7,216	Aladdin Gaming Holdings, LLC (0.72% Ownership Interest, Acquired 09/01/04, Cost $4,330) (b) (e) (h)	2,728
	Consumer Sundries (0.1%)
52,654	World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363) (b) (e) (h)	1,549,607
	Containers/Packaging (0.0%)
69	Nexpak Holdings, LLC (Acquired 01/01/05, Cost $6,411,773) (b) (e) (h)	0
	Environmental Services (0.0%)
7,453	Environmental Systems Products Holdings, Inc. (b) (e)	0
	Telecommunications (0.0%)
11,689,637	KMC Telecom, Inc. (Acquired 07/25/03, Cost $0) (b) (e) (h)	0
	Textiles (0.0%)
61,460	London Fog (b) (e)	0
	Total Common Stocks (Cost $7,112,455)	1,552,335

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (b) (e) (h) (0.0%)
	Internet Software/Services
98,655	Mobile Pro Corp. (Acquired 11/12/04) (Cost $0)	11/15/09	0

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  September 30, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investment (0.5%)
	Repurchase Agreement
$5,200	The Bank of New York (dated 09/28/07; proceeds $5,201,548) (i) (Cost $5,199,544)	4.625%	10/01/07	$5,199,544
	Total Investments (Cost $1,247,250,189) (j) (k)		99.1%	1,187,473,561
	Other Assets in Excess of Liabilities		0.9	11,385,983
	Net Assets		100.0%	$1,198,859,544

  *  Resale is restricted to qualified institutional investors.

  (a)  Interest rates shown are those in effect at September 30, 2007.

  (b)  Securities with total market value equal to $5,918,264 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

  (c)  Non-income producing security; loan or note in default.

  (d)  Payment-in-kind security.

  (e)  Non-income producing securities.

  (f)  Issuer is restructuring loan.

  (g)  Issuer is liquidating loan.

  (h)  Resale is restricted. No transaction activity during the year.

  (i)  Collateralized by Federal National Mortgage Assoc. 5.50% due 08/01/36 valued at $5,303,535.

  (j)  Securities have been designated as collateral in an amount equal to $32,869,247 in connection with unfunded loan commitments.

  (k)  The aggregate cost for federal income tax purposes is $1,246,655,443. The aggregate gross unrealized appreciation is $2,291,495 and the aggregate gross unrealized depreciation is $61,473,377, resulting in net unrealized depreciation of $59,181,882.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments in securities, at value (cost $1,247,250,189)	$1,187,473,561
Cash	4,608,204
Receivable for:
Interest	8,445,389
Investments sold	1,565,073
Shares of beneficial interest sold	769,590
Prepaid expenses and other assets	489,596
Total Assets	1,203,351,413
Liabilities:
Payable for:
Unrealized loss on unfunded commitments (Note 6)	1,413,541
Investments purchased	1,007,500
Investment advisory fee	860,620
Dividends to shareholders	490,210
Administration fee	247,080
Shares of beneficial interest redeemed	81,269
Transfer agent fee	18,427
Accrued expenses and other payables	373,222
Total Liabilities	4,491,869
Net Assets	$1,198,859,544
Composition of Net Assets:
Paid-in-capital	$1,614,603,491
Net unrealized depreciation	(61,190,169)
Accumulated undistributed net investment income	1,073,788
Accumulated net realized loss	(355,627,566)
Net Assets	$1,198,859,544
Net Asset Value Per Share, 137,448,192 shares outstanding (unlimited shares authorized of $.01 par value)	$8.72

Statement of Operations

For the year ended September 30, 2007

Net Investment Income: Income
Interest	$98,670,610
Dividends	3,424
Amendment, commitment and other loan fees	2,048,960
Total Income	100,722,994
Expenses
Investment advisory fee	10,496,388
Administration fee	3,013,644
Shareholder reports and notices	510,925
Transfer agent fees and expenses	483,651
Registration fees	122,160
Professional fees	82,860
Custodian fees	52,226
Trustees' fees and expenses	24,943
Other	112,628
Total Expenses	14,899,425
Less: expense offset	(50,873)
Net Expenses	14,848,552
Net Investment Income	85,874,442
Net Realized and Unrealized Gain (Loss):
Net realized gain	4,068,008
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(48,684,384)
Unfunded commitments	(427,088)
Net Change in Unrealized Appreciation/Depreciation	(49,111,472)
Net Loss	(45,043,464)
Net Increase	$40,830,978

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2007	FOR THE YEAR ENDED SEPTEMBER 30, 2006
Increase (Decrease) in Net Assets: Operations:
Net investment income	$85,874,442	$70,868,880
Net realized gain	4,068,008	11,645,528
Net change in unrealized appreciation/depreciation	(49,111,472)	(20,956,793)
Net Increase	40,830,978	61,557,615
Dividends to shareholders from net investment income	(85,699,527)	(70,604,116)
Net increase from transactions in shares of beneficial interest	110,432,711	74,239,166
Net Increase	65,564,162	65,192,665
Net Assets:
Beginning of period	1,133,295,382	1,068,102,717
End of Period (Including accumulated undistributed net investment income of $1,073,788 and $1,317,017, respectively)	$1,198,859,544	$1,133,295,382

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Cash Flows

For the year ended September 30, 2007

Increase (Decrease) in Cash:
Cash Flows Used for Operating Activities:
Net increase in net assets from operations	$40,830,978
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of investments	(907,213,919)
Principal repayments/sales of investments	771,936,312
Net sales/maturities of short - term investments	25,228,955
Increase in interest receivables and prepaid expenses and other assets	(154,143)
Increase in accrued expenses and other payables	137,664
Amortization of loan fees	(376,282)
Net loan fees received	248,794
Payment-in-kind income	(592,886)
Accretion of discounts	(919,855)
Net realized gain on investments	(4,068,008)
Net change in unrealized appreciation/depreciation on investments	48,684,384
Net change in unrealized appreciation/depreciation on unfunded commitments	427,088
Net Cash Used for Operating Activities	(25,830,918)
Cash Flows Provided by Financing Activities:
Shares of beneficial interest sold	248,511,766
Shares tendered	(176,209,502)
Dividends from net investment income (net of reinvested dividends of $40,460,100)	(45,201,909)
Net Cash Provided by Financing Activities	27,100,355
Net Increase in Cash	1,269,437
Cash at Beginning of Year	3,338,767
Cash at End of Year	$4,608,204

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2007

1. Organization and Accounting Policies

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trust is authorized to make monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are value based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) all other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Trustees; (4) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (5) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (6) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  September 30, 2007 continued

the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. Repurchase Agreements — The Trust may invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Senior Loans — The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. Federal Income Tax Policy — It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not

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Notes to Financial Statements  ■  September 30, 2007 continued

exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of the daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2007, aggregated $896,138,563 and $765,038,655, respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2007, the Investment Adviser has informed the Trust that it received $962,672 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2007 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,242. At September 30, 2007, the Trust had an accrued pension liability of $59,671 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on

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Notes to Financial Statements  ■  September 30, 2007 continued

the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	SHARES	AMOUNT
Balance, September 30, 2005	117,148,854	$1,429,931,614
Shares sold	26,031,076	236,184,496
Shares issued to shareholders for reinvestment of dividends	3,571,037	32,399,805
Shares tendered (four quarterly tender offers)	(21,418,833)	(194,345,135)
Balance, September 30, 2006	125,332,134	1,504,170,780
Shares sold	27,316,170	246,263,382
Shares issued to shareholders for reinvestment of dividends	4,514,381	40,460,100
Shares tendered	(19,714,493)	(176,290,771)
Balance, September 30, 2007	137,448,192	$1,614,603,491

5. Expense Offset

The Expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

6. Unfunded Loan Commitments

As of September 30, 2007, the Trust had unfunded loan commitments pursuant to the following loan agreements:

BORROWER	UNFUNDED COMMITMENT	UNREALIZED GAIN (LOSS)
Bally Technologies, Inc.	2,000,000	$(30,000)
Big Dumpster Acquisition, Inc.	19,126	(669)
Cannery Casino Resorts, LLC	1,991,410	(99,570)
CBRL Group, Inc.	244,138	(5,035)
Centennial Cellular Operating, Inc.	2,250,000	(101,250)
CMP KC, LLC	3,450,192	(276,015)
Community Health Systems, Inc.	393,728	(6,226)
Dobson Cellular Systems, Inc.	2,500,000	(28,125)
Dyncorp International, LLC	5,000,000	(175,000)

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Notes to Financial Statements  ■  September 30, 2007 continued

BORROWER	UNFUNDED COMMITMENT	UNREALIZED GAIN (LOSS)
Federal Mogul Corp.	159,678	$(5,190)
Fender Musical Instrument Corp.	921,053	(32,237)
General Nutrition Centers, Inc.	2,062,500	(175,312)
Golden Nugget, Inc.	436,364	(11,455)
Greektown Casino, LLC	62,383	(2,651)
Iasis Healthcare, LLC	57,234	(2,540)
Las Vegas Sands, LLC	1,500,000	(35,937)
Longview Power, LLC	343,000	(10,290)
Metro – Goldwyn Studios, Inc.	961,538	(67,308)
NRG Holdings, Inc.	1,838,489	(32,174)
Questex Media Group, Inc.	417	(8)
Re/Max International, Inc.	200,000	(2,750)
Select Medical Corp.	2,666,667	(200,000)
South Edge, LLC	167,562	(10,054)
Summit Business Media Intermediate Holding Company, LLC	432,431	(3,243)
Sun Healthcare Group, Inc.	114,943	(3,448)
United Surgical Partners International, Inc.	180,411	(5,525)
Univision Communications, Inc.	1,177,852	(54,721)
Valassis Communications, Inc.	310,303	(20,558)
Veyance Technologies, Inc.	650,000	(16,250)
	32,091,419	$(1,413,541)

The total value of the security segregated for unfunded loan commitments was $32,869,247.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

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Notes to Financial Statements  ■  September 30, 2007 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2007	FOR THE YEAR ENDED SEPTEMBER 30, 2006
Ordinary income	$85,662,010	$70,493,160
As of September 30, 2007, the tax-basis components of accumulated losses were as follows:
Undistributed ordinary income	$1,775,146
Undistributed long-term gains	—
Net accumulated earnings	1,775,146
Capital loss carryforward*	(355,201,963)
Temporary differences	(1,721,694)
Net unrealized depreciation	(60,595,436)
Total accumulated losses	$(415,743,947)

*During the year ended September 30, 2007, the Trust utilized $4,228,911 of its net capital loss carryforward. As of September 30, 2007, the Trust had a net capital loss carryforward of $355,201,963, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$37,282,412	September 30, 2010
206,184,990	September 30, 2011
111,734,561	September 30, 2012

As of September 30, 2007, the Trust had temporary book/tax differences primarily attributable to tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and interest on loans in default.

Permanent differences, due to tax adjustments on revolver loans sold by the Trust, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2007:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(418,144)	$418,144	$—

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Notes to Financial Statements  ■  September 30, 2007 continued

8. Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The impact to the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Morgan Stanley Prime Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2007	2006	2005	2004	2003		2002	2001	2000	1999	1998
Selected Per Share Data:
Net asset value, beginning of period	$9.04	$9.12	$9.02	$8.59	$8.01		$8.62	$9.72	$9.87	$9.91	$9.95
Income (loss) from investment operations:
Net investment income	0.64	0.59	0.41	0.34	0.38		0.45	0.69	0.82	0.70	0.71
Net realized and unrealized gain (loss)	(0.32)	(0.08)	0.10	0.47	0.58		(0.64)	(1.11)	(0.16)	(0.05)	(0.03)
Total income (loss) from investment operations	0.32	0.51	0.51	0.81	0.96		(0.19)	(0.42)	0.66	0.65	0.68
Less dividends from net investment income	(0.64)	(0.59)	(0.41)	(0.38)	(0.38)		(0.42)	(0.68)	(0.81)	(0.69)	(0.72)
Net asset value, end of period	$8.72	$9.04	$9.12	$9.02	$8.59		$8.01	$8.62	$9.72	$9.87	$9.91
Total Return†	3.57%	5.74%	5.74%	9.65%	12.31%		(2.30)%	(4.54)%	6.87%	6.72%	7.14%
Ratios to Average Net Assets:
Total expenses (before expense offset)	1.24%	1.26%	1.30%	1.32%	1.36	%(1)	1.29%	1.20%	1.21%	1.22%	1.29%
Net investment income	7.12%	6.50%	4.45%	3.75%	4.45%		5.15%	7.53%	8.26%	7.02%	7.17%
Supplemental Data:
Net assets, end of period, in millions	$1,199	$1,133	$1,068	$1,116	$1,166		$1,378	$2,195	$2,884	$2,514	$1,997
Portfolio turnover rate	65%	62%	76%	94%	49%		27%	29%	45%	44%	68%

  †  Does not reflect the deduction of early withdrawal charge. Calculated based on the net asset value as of the last business day of the period.

    Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

  (1)  Does not reflect the effect of expense offset of 0.01%.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Prime Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2007, and the related statements of operations and cash flows for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2007, the results of its operations and its cash flow for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 26, 2007

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Valuation, Insurance and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Commitee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

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Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

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Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003-September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001-July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf, London, England E14 4AD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (43) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Director of Compliance for Morgan Stanley Investment Management (since April 2007); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) 522 Fifth Avenue New York, NY 10036	Vice President	Since December1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Prime Income Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (42) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002-July 2003).

Mary E. Mullin (40) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2007 Morgan Stanley

XPIANN
IU07-04799P-Y09/07

MORGAN STANLEY FUNDS

Morgan Stanley
Prime Income Trust

Annual Report

September 30, 2007

Item 2. Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

	Registrant			Covered Entities(1)
Audit Fees		$76,100		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$5,041,000	(2)
Tax Fees		$5,955	(3)	$761,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,955		$5,802,000

Total		$82,055		$5,802,000

2006

	Registrant			Covered Entities(1)
Audit Fees		$72,600		N/A

Non-Audit Fees
Audit-Related Fees		$531	(2)	$3,215,745	(2)
Tax Fees		$5,400	(3)	$24,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,931		$3,239,745

Total		$78,531		$3,239,745

N/A- Not applicable, as not required by Item 4.
(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)         Not applicable.

(g)        See table above.

(h)        The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

POLICY APPROVED MARCH 15, 2007

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A.            Routine Matters.  We generally support routine management proposals. The following are examples of routine management proposals:

•      Approval of financial statements and auditor reports.

•      General updating/corrective amendments to the charter.

•      Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.     Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.     We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.     Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.     We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.     We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.     We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.      We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.     Board independence:  We generally support proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.     Board diversity:  We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.     Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.     Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.     Cumulative voting:  We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.     Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.     Director retirement age:  Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.     Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.            Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.            Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.     We generally support the following:

•      Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•      Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•      Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•      Proposals to authorize share repurchase plans.

•      Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Proposals to effect stock splits.

•      Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•      Proposals for higher dividend payouts.

2.     We generally oppose the following (notwithstanding management support):

•      Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•      Proposals to create “blank check” preferred stock.

•      Proposals relating to changes in capitalization by 100% or more.

E.             Takeover Defenses and Shareholder Rights

1.     Shareholder rights plans:  We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.     Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.     Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.     Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F.             Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G.            Executive and Director Remuneration.

1.     We generally support the following proposals:

•      Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•      Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•      Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•      Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.     Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.     Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.     Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.     We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.     Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.            Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.              Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.            Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.     If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.     If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.     If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.            Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.     Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.     Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 20, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 20, 2007